UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2003

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154 Middlesex Turnpike, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (781) 505-2100

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

                99.1         Ezenia! Inc. Press Release issued on March 31, 2003.

Item 9.    Regulation FD Disclosure (furnished under Item 12).

                On March 31, 2003, Ezenia! Inc. issued a press release announcing its financial results for the quarter and the year ended December 31, 2002.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                The information provided in this Form 8-K is being furnished under Item 12 of Form 8-K.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: April 2, 2003	By:	/s/	Khoa D. Nguyen

Khoa D. Nguyen Chief Executive Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ezenia! Inc. Press Release issued on March 31, 2003.